UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2015

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Wells Fargo & Company (the “Company”) held its annual meeting of stockholders on April 28, 2015. At the meeting, stockholders elected all 16 of the directors nominated by the Board of Directors as each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below. In addition, stockholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Company’s 2015 proxy statement and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015. The stockholders did not approve the two stockholder proposals presented at the meeting. The final voting results for each item presented at the meeting are set forth below.

Election of Director Nominees

Director	For	Against	Abstentions	Broker Non-Votes

John D. Baker II	3,953,835,671	46,898,335	9,678,748	492,182,584

Elaine L. Chao	3,959,416,491	41,884,495	9,111,768	492,182,584

John S. Chen	3,903,594,469	96,995,076	9,822,512	492,183,282

Lloyd H. Dean	3,958,144,347	42,557,774	9,709,935	492,183,282

Elizabeth A. Duke	3,976,399,103	24,877,463	9,136,189	492,182,584

Susan E. Engel	3,941,990,978	55,534,115	12,886,963	492,183,282

Enrique Hernandez, Jr.	3,923,842,004	76,736,918	9,833,832	492,182,584

Donald M. James	3,942,775,900	57,630,050	10,006,106	492,183,282

Cynthia H. Milligan	3,628,228,370	372,781,249	9,403,135	492,182,584

Federico F. Peña	3,954,709,037	32,415,421	23,288,296	492,182,584

James H. Quigley	3,976,965,652	23,626,644	9,820,458	492,182,584

Judith M. Runstad	3,949,038,323	48,379,825	12,994,606	492,182,584

Stephen W. Sanger	3,911,625,429	74,136,719	24,649,908	492,183,282

John G. Stumpf	3,853,747,607	141,412,660	15,252,487	492,182,584

Susan G. Swenson	3,930,689,278	66,648,913	13,074,563	492,182,584

Suzanne M. Vautrinot	3,979,100,902	21,721,835	9,590,018	492,182,584

Advisory Resolution to Approve the Named Executives’ Compensation

For	Against	Abstentions	Broker Non-Votes

3,876,709,702	117,247,370	16,446,418	492,191,848

Ratify the Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2015

For	Against	Abstentions	Broker Non-Votes

4,453,614,167	40,372,252	8,608,919	0

Stockholder Proposal Regarding the Adoption of a Policy to Require an Independent Chairman

For	Against	Abstentions	Broker Non-Votes

654,142,627	3,335,676,609	20,586,352	492,189,750

Stockholder Proposal to Provide a Report on the Company’s Lobbying Policies and Practices

For	Against	Abstentions	Broker Non-Votes

751,833,002	2,630,640,747	627,913,424	492,208,165

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: May 1, 2015	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Corporate Secretary

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